Supplement to the
Fidelity® Dividend Growth Fund, Fidelity® Growth & Income Portfolio, Fidelity® Leveraged Company Stock Fund, Fidelity® Low-Priced Stock Fund, Fidelity® OTC Portfolio, Fidelity® Real Estate Income Fund, and Fidelity® Value Discovery Fund
September 29, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by MATTHEW TORCHIA as of September 30, 2026:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	4	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	1	none
Assets Managed (in millions)	$9,302	$1,547	$703
Assets Managed with Performance-Based Advisory Fees (in millions)	none	$14	none
* Includes assets of Fidelity® Real Estate Income Fund managed by the portfolio manager ($4,223 (in millions) assets managed).
As of September 30, 2026, the dollar range of shares of Fidelity® Real Estate Income Fund beneficially owned by the portfolio manager was none.

PSTS-SSTK-1126-133-1.798487.133	November 13, 2026